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CUBIC CORPORATION - SEC FORM 10-K                                       PAGE 38

                                      EXHIBIT 21


                     SUBSIDIARY CORPORATIONS OF CUBIC CORPORATION
                     PLACE OF INCORPORATION AND PERCENTAGE OWNED


                                                 PLACE OF       PERCENTAGE
         SUBSIDIARY                            INCORPORATION       OWNED


CONSOLIDATED CONVERTING CO.
Whittier, California                             California          100%


CUBIC APPLICATIONS, INC.
Lacey, Washington                                California          100%


CUBIC AUTOMATIC REVENUE COLLECTION GROUP
San Diego, California                            California          100%


CUBIC COMMUNICATIONS, INC.
San Diego, California                            California          100%


CUBIC DATA SYSTEMS, INC.
San Diego, California                            California           90%


CUBIC DEFENSE SYSTEMS, INC.
San Diego, California                            California          100%


CUBIC VIDEOCOMM, INC.
San Diego, California                            Delaware            100%


CUBIC WORLDWIDE TECHNICAL SERVICES, INC.
San Diego, California                            Delaware           100%


CUBIC FOREIGN SALES, INC.                        St. Thomas
San Diego, California                        U.S. Virgin Islands    100%


CUBIC LAND, INC.
San Diego, California                            California          100%

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CUBIC CORPORATION - SEC FORM 10-K                                       PAGE 39

SUBSIDIARY CORPORATIONS OF CUBIC CORPORATION--continued

                                                 PLACE OF       PERCENTAGE
         SUBSIDIARY                            INCORPORATION       OWNED


CUBIC (UK) LIMITED
London, England                                  England             100%


NAVSAT CORPORATION
San Diego, California                            California          100%


NEW YORK REVENUE AUTOMATION, INC.
New York, New York                               New York            100%*
  * (100% owned subsidiary of Cubic Automatic Revenue Collection Group)


SCANPOINT TECHNOLOGY A/S
Brondy, Denmark                                  Denmark             100%*
  * (100% owned subsidiary of Cubic Automatic Revenue Collection Group)


SOUTHERN CUBIC PTY., LTD
New South Wales, Australia                       Australia           100%*
  * (50% owned subsidiary of Cubic Corporation and 50% owned subsidiary of Cubic Automatic Revenue Collection Group)


WESTINGHOUSE CUBIC LIMITED
London, England                                  England             100%*
  * (100% owned subsidiary of Cubic (UK) Limited)